September 30, 2022

Dear Investor:

The Sound Shore Fund Investor Class (SSHFX) and Institutional Class (SSHVX) declined 7.81% and 7.78%, respectively, in the third quarter of 2022, trailing the Russell 1000 Value Index (Russell Value) which declined 5.62%. Year-to-date returns for SSHFX of -20.98% and for SSHVX of -20.88% were behind the Russell Value’s return of -17.75%. As long-term investors, we note that Sound Shore’s 35-year annualized returns of 9.17% and 9.47%, for SSHFX and SSHVX, respectively, as of September 30, 2022, were ahead of the Russell Value at 9.13%.

We are required by FINRA to say that: Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For the most recent month-end performance, please visit the Fund’s website at https://soundshorefund.com.

In what was an extremely volatile quarter, September lived up to its historical reputation as the cruelest month of the year for equity markets. The S&P 500 Index year-to-date return of -23.9% was the worst first nine-month return in twenty years. Bond investors fared no better. With inflation at 40 year highs, the US Federal Reserve accelerated its plan to raise interest rates and yields rose across the curve. Longer-dated Treasury bonds had their worst start to a year this century.

The broad sell-off drove a number of our holdings to levels that are extremely attractive relative to our assessment of long-term value. That’s the bad news. The good news is that we had the opportunity to increase our investments in many high quality companies that we believe offer double-digit free cash flow yields and excellent risk/reward prospects.

While the recession debate has dragged on all year, it appeared to us that many stocks were already discounting one, or at least a much slower economy. As always, we maintain a keen eye on identifying sustainable businesses that can manage through a slowdown in order to derive value on the other side. Specialty drug manufacturer Organon is an example. This mid-cap stock sold off harder than the overall market, likely due to its inclusion in baskets of companies with high yielding debt. However, we are careful to offset any perceived balance sheet risk with stable cash flow and this is no exception. The company is generating free cash flow and has very little debt due in the next five years. Organon, a spinoff from Merck, has a very steady pharmaceutical business focused on women’s health. Trading at less than 5 times earnings, the company is growing steadily, investing in its R&D pipeline and generating ample cash flow to repay its debt.

Another resilient business with growing bookings and backlog is contract manufacturer Flex. Originally an electronics-focused outsource manufacturer with highly cyclical cash flows and short product lifecycles, the company has evolved its customer base toward the capital goods, automotive and healthcare industries. For example, Flex’s exposure to consumer devices has dropped from 60% of revenues to 10% since the Global Financial Crisis. Having successfully recast itself as a longer-cycle, “new industrial,” Flex’s stock has benefitted from more stable and diversified cash flows and more consistent revenue growth. CEO Revathi Advaithi joined in early 2019 and she has refocused the company by accelerating the transition to these longer-cycle businesses. Moreover, the company has been shareholder oriented, using its ample free cash to reduce shares outstanding by 35% in the last decade. Meanwhile, the upcoming spin or sale of Flex’s Nextracker division should provide nice upside as private equity firm TPG invested at a valuation equivalent to over $6.00 per share. This solar tracking company manufactures motors, software and systems for utility-scale power generation projects and business is growing quickly as the shift toward sustainable

1

energy sources hastens. Excluding Nextracker, Flex’s core business is trading at 6 times earnings and we expect it will grow earnings at a double digit rate over the medium-term.

Finally, electricity generator and marketer Vistra Energy is a low cost provider with a healthy balance between generation and retail (transmission and distribution). Demand for electricity is going up, particularly in Texas where they have a lot of exposure. Vistra has multiple fuel sources including solar, nuclear and battery power storage facilities. CEO Jim Burke, leads a veteran utility management team that is committed to transitioning Vistra’s portfolio to a sustainable footprint by closing older fossil fuel plants and increasing the renewables portfolio. They have also been an important voice to advocate for changes that will accelerate the global transition to a clean, renewable energy future, while maintaining adequate near-term supply. Vistra has a strong balance sheet that allows the company to invest in innovation and operational improvements. Additionally, management is using excess cash flow to buy 40% of the outstanding shares over a four year period and they are more than half way through that process. Currently valued at 7 times earnings with a 16% free cash flow yield and a 3.5% dividend, the stock remains a full position.

Looking into the final quarter of 2022, US mid-term elections will join the list of macro factors on investors’ minds, with central bank moves and the Ukrainian conflict following close behind. We have our eyes wide open given the uncertain path for the economy. As we have mentioned in previous letters, the process of normalizing interest rates, although ultimately necessary, will continue to create volatility coming from such a low level. Nevertheless, Sound Shore carefully focuses its investments on attractively valued, high quality companies with manageable risks that we can research and understand. As outlined above, we believe the current backdrop is ripe for these types of opportunities.

Indeed, at September 30, 2022, Sound Shore’s portfolio had a forward price-earnings multiple of 8.6 times consensus estimates, a meaningful discount to the S&P 500 Index at 15.2 times and the Russell Value at 11.9 times. Exact timing is elusive, as always, but we think the current environment is well suited to our bottom up, value driven investment process. All of us at Sound Shore continue to invest our personal assets in the Sound Shore Fund.

We appreciate your investment alongside ours and encourage you to reach out with any questions or comments.

Sincerely,

SOUND SHORE FUND

Harry Burn, III

John P. DeGulis

T. Gibbs Kane, Jr.

Co-Portfolio Managers

Important Information

Performance data quoted represents past performance and is no guarantee of future results. The Fund’s Investor Class 1, 5, and 10-year average annual total returns for the period ended September 30, 2022 were -17.10%, 3.43%, and 9.00%, respectively. The Fund’s Institutional Class 1, 5, and 10-year average annual total returns for the same period were -16.95%, 3.60%, and 9.19%, respectively. Fund returns assume the reinvestment

2

of all dividend and capital gain distributions. As stated in the current prospectus, the total annual operating expense ratio (gross) is 0.93% for the Investor Class and 0.83% for the Institutional Class. The net expense ratio for the Institutional Class is 0.75% pursuant to an expense limitation agreement between the Adviser and the Fund. This agreement is in effect until at least May 1, 2023. The performance for the Institutional Class prior to its inception on 12/9/13 is based on the performance of the Investor Class, adjusted to reflect the lower expense ratio of the Institutional Class (net of expense reimbursements).

The Standard & Poor’s 500 Index is an unmanaged index representing the average performance of 500 widely held, publicly traded, large capitalization stocks. The 1, 5, and 10-year average annual total returns for the same period were -15.47%, 9.24%, and 11.70%. The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. The 1, 5, and 10-year average annual total returns for the same period were -11.36%, 5.29%, and 9.17%. It is not possible to invest directly in an Index. Data presented reflects that of the underlying holdings of the Fund, not of the Fund itself. Forward P/E (estimated price-to-earnings) is a measure of the P/E using forecasted earnings for the P/E calculation. R&D is Research and Development.

This letter may contain discussions about certain investments both held and not held in the portfolio. As required by the Financial Industry Regulatory Authority (FINRA), we must remind you that current and future portfolio holdings are subject to risk. Percent of net assets as of 9/30/22: Flex Ltd.: 3.67%; Merck & Co. Inc.: 2.25%; Organon & Co.: 2.34%; and Vistra Corp.: 4.42%.

An investment in the Fund is subject to risk, including the possible loss of principal amount invested. Mid Cap Risk: Securities of medium sized companies may be more volatile and more difficult to liquidate during market downturns than securities of large, more widely traded companies. Foreign Securities Risk: The Fund may invest in foreign securities primarily in the form of American Depositary Receipts. Investing in the securities of foreign issuers also involves certain special risks, which are not typically associated with investing in U.S. dollar-denominated securities or quoted securities of U.S. issuers including increased risks of adverse issuer, political, regulatory, market or economic developments, changes in currency rates and in exchange control regulations. The Fund is also subject to other risks, including, but not limited to, risks associated with value investing.

The views in this letter were those of the Fund managers as of 9/30/22 and may not necessarily reflect their views on the date this letter is first published or anytime thereafter.

3

SOUND SHORE FUND, INC.

SCHEDULE OF INVESTMENTS (Unaudited)

SEPTEMBER 30, 2022

	Share Amount	Value
Common Stock (95.7%) (a)
Communication Services (1.9%)
Alphabet, Inc., Class A (b)	179,400	$17,159,610

Consumer Discretionary (14.0%)
General Motors Co.	720,910	23,134,002
Lennar Corp., Class A	374,165	27,894,001
PVH Corp.	588,435	26,361,888
Tempur Sealy International, Inc.	952,795	23,000,471
Victoria's Secret & Co. (b)	849,085	24,725,355
		125,115,717
Consumer Staples (2.7%)
Conagra Brands, Inc.	742,375	24,223,696

Energy (7.5%)
Baker Hughes Co.	1,219,430	25,559,253
Coterra Energy, Inc.	500,790	13,080,635
Kinder Morgan, Inc.	1,691,990	28,154,713
		66,794,601
Financials (20.8%)
Bank of America Corp.	574,925	17,362,735
Berkshire Hathaway, Inc., Class B (b)	109,720	29,297,434
Capital One Financial Corp.	305,800	28,185,586
First Republic Bank/CA	209,355	27,331,295
Morgan Stanley	222,190	17,555,232
SVB Financial Group (b)	85,315	28,647,071
Wells Fargo & Co.	928,795	37,356,135
		185,735,488
Health Care (18.6%)
Cardinal Health, Inc.	355,900	23,731,412
Elanco Animal Health, Inc. (b)	1,444,490	17,926,121
Hologic, Inc. (b)	350,410	22,608,453
Merck & Co., Inc.	233,865	20,140,454
Organon & Co.	894,910	20,940,894
Perrigo Co. PLC	1,005,665	35,862,014

See Notes to Schedule of Investments.

4

SOUND SHORE FUND, INC.

SCHEDULE OF INVESTMENTS (Unaudited)(Continued)

SEPTEMBER 30, 2022

	Share Amount	Value
Health Care (18.6%) (continued)
Pfizer, Inc.	561,030	$24,550,673
		165,760,021
Industrials (7.2%)
FedEx Corp.	107,655	15,983,538
Huntington Ingalls Industries, Inc.	84,450	18,705,675
PACCAR, Inc.	351,245	29,395,694
		64,084,907
Information Technology (16.2%)
Applied Materials, Inc.	216,085	17,703,844
Flex, Ltd. (b)	1,971,030	32,837,360
Micron Technology, Inc.	351,105	17,590,361
NXP Semiconductors NV	217,180	32,036,222
Oracle Corp.	481,405	29,399,403
Vontier Corp.	929,265	15,528,018
		145,095,208
Materials (2.4%)
Cleveland-Cliffs, Inc. (b)	1,583,385	21,328,196

Utilities (4.4%)
Vistra Corp.	1,882,160	39,525,360
Total Common Stock (95.7%) (cost $889,144,827)		854,822,804

Short-Term Investment (3.9%)
Money Market Fund (3.9%)
First American Government Obligations Fund, Class X, 2.78% (c)	35,071,765	35,071,765
Total Short-Term Investment (3.9%) (cost $35,071,765)		35,071,765

Investments, at value (99.6%) (cost $924,216,592)		$889,894,569
Other Assets Less Liabilities (0.4%)		3,891,778
Net Assets (100.0%)		$893,786,347

See Notes to Schedule of Investments.

5

SOUND SHORE FUND, INC.

SCHEDULE OF INVESTMENTS (Unaudited)(Concluded)

SEPTEMBER 30, 2022

(a)	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
(b)	Non-income producing security.
(c)	Percentage disclosed reflects the money market fund’s class X shares 7-day yield as of September 30, 2022.

See Notes to Schedule of Investments.

6

SOUND SHORE FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)

SEPTEMBER 30, 2022

1. Organization

Sound Shore Fund, Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on February 19, 1985 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the “Act”). The investment objective of the Fund is growth of capital. The Fund qualifies as an investment company as defined in Financial Accounting Standards Codification 946 — Financial Services — Investment Companies.

The total number of shares of common stock which the Fund is authorized to issue is 200,000,000, par value $0.001 per share of which 100,000,000 shares are designated to the Investor Class and 100,000,000 shares are designated to the Institutional Class. The Board of Directors (the “Board”) may, without shareholder approval, classify or reclassify any unissued shares into other classes or series of shares.

Each share of the Fund has equal dividend, distribution, liquidation and voting rights (except as to matters relating exclusively to one class of shares), and fractional shares have those rights proportionately.

2. Significant Accounting Policies

This schedule of investments is prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

The following represents the significant accounting policies of the Fund:

a. Security Valuation

Exchange-traded securities including those traded on the National Association of Securities Dealers’ Automated Quotation system (“NASDAQ”), are valued at the last quoted sale price or official closing price as provided by independent pricing services as of the close of trading on the system or exchange on which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked prices. Non-exchange-traded securities for which over-the-counter market quotations are readily available are generally valued at the mean between the current bid and asked prices provided by independent pricing services. Investments in other open-end regulated investment companies are valued at their publicly traded net asset value (“NAV”).

The Fund values securities at fair value pursuant to procedures adopted by the Board if market quotations are not readily available (including a short and temporary lapse in the provision of a price by the regular pricing source) or, if in the judgment of Sound Shore Management, Inc. (the "Adviser"), the prices or values available do not represent the fair value of the instrument. Factors which may cause the Adviser to make such a judgment include, but are not limited to, the following: (i) only a bid price or an asked price is available, (ii) the spread between the bid price and the asked price is substantial, (iii) the frequency of sales, (iv) the thinness of the market, (v) the size of reported trades, and (vi) actions of the securities markets, such as the suspension or limitation of trading. Fair valuation is based on subjective factors and, as a result, the fair

7

SOUND SHORE FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)(Continued)

SEPTEMBER 30, 2022

value price of a security may differ from the security’s market price and may not be the price at which the security may be sold. Fair valuation could result in a NAV different from one determined by using market quotations.

Valuation inputs used to determine the value of the Fund’s investments are summarized in the three broad levels listed below:

Level 1 - quoted prices in active markets for identical assets

Level 2 - other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments) The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Pursuant to the valuation procedures noted previously, equity securities (including exchange-traded securities and other open-end regulated investment companies) are generally categorized as Level 1 securities in the fair value hierarchy. Investments for which there are no quotations, or for which quotations do not appear reliable, are valued at fair value as determined in good faith by the Pricing Committee under the direction of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy.

The following table summarizes the Fund’s investments categorized in the fair value hierarchy as of September 30, 2022:

Security Type	Level 1	Level 2	Level 3	Total Investments in Securities
Common Stock	$854,822,804	$–	$–	$854,822,804
Money Market Fund	35,071,765	–	–	35,071,765
Total Investments	$889,894,569	$–	$–	$889,894,569

At September 30, 2022, all equity securities and open-end regulated investment companies were included in Level 1 in the table above. Please refer to the Schedule of Investments to view equity securities categorized by sector/industry type.

b. Security Transactions

Security transactions are recorded on a trade date basis.

3. Subsequent Events

Subsequent events occurring after the date of this report have been evaluated for potential impact to this report through the date the report was issued. Management has evaluated the need for additional disclosures and/or adjustments resulting

8

SOUND SHORE FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)(Continued)

SEPTEMBER 30, 2022

3. Subsequent Events (continued)

from subsequent events. Based on this evaluation, no additional disclosures or adjustments were required to the schedule of investments as of the date the schedule of investments were issued.

9

Investment Adviser

Sound Shore Management, Inc.

Greenwich, Connecticut

Administrator

Apex Fund Services

Portland, Maine

Distributor

Foreside Fund Services, LLC

Portland, Maine

www.foreside.com

Transfer and Distribution Paying Agent

Apex Fund Services

Portland, Maine

Custodian

US Bank, N.A.

Milwaukee, Wisconsin

Fund Counsel

Sullivan and Worcester LLP

New York, New York

Independent Registered

Public Accounting Firm

BBD, LLP

Philadelphia, Pennsylvania

207-QR-0922

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's objectives and policies, experience of its management, and other information.

SOUND SHORE FUND, INC.

Three Canal Plaza
Portland, ME 04101
https://soundshorefund.com
(800) 551-1980

Quarterly Letter to Shareholders (Unaudited)

SEPTEMBER 30, 2022

SOUND SHORE FUND